SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 16, 2002 (July 15, 2002)


                    DIAMOND CABLE COMMUNICATIONS LIMITED
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             (Exact Name of Registrant as Specified in Charter)


Delaware                        33-83740                      N/A
(State or Other          (Commission File Number)        (IRS Employer
Jurisdiction of                                          Identification No.)
Incorporation)


Diamond Plaza, Daleside Road                  Secretary, NTL Incorporated
Nottingham NG2 3GG                            110 East 59th Street, 26th Floor
England                                       New York, NY 10022
                                              (212) 906-8440
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(Address of Principal Executive Offices)     (Name, address and telephone number
                                             of agent for service)



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       (Former Name or Former Address, if Changed Since Last Report)




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated July 15, 2002

99.2 Amended Disclosure Statement with Respect to the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain
         Subsidiaries, dated July 15, 2002


ITEM 9.  REGULATION FD DISCLOSURE

         On July 15, 2002, Diamond Cable Communications Limited, its ultimate parent, NTL Incorporated, and certain of NTL Incorporated's subsidiaries, namely, NTL (Delaware) Inc., NTL Communications Corp., Diamond Holdings Limited and Communications Cable Funding Corp. filed an amended disclosure statement and a second amended joint reorganization plan with the United States Bankruptcy Court in the Southern District of New York. The full text of the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as Exhibit 99.1 and is incorporated by reference in its entirety herein. The full text of the Amended Disclosure Statement with Respect to the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as Exhibit 99.2 and is incorporated by reference in its entirety herein.




                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIAMOND CABLE COMMUNICATIONS LIMITED
                                         (Registrant)

                                         By:  /s/ Robert Mackenzie
                                              --------------------------------
                                              Name:  Robert Mackenzie
                                              Title: Secretary


Dated:  July 16, 2002


                               EXHIBIT INDEX


Exhibit

99.1 Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated July 15, 2002

99.2 Amended Disclosure Statement with Respect to the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain
         Subsidiaries, dated July 15, 2002